Exhibit 10.1



                       HSBC Bank USA, National Association
                                17 South Broadway
                                 Nyack, NY 10960

                                                  August 31, 2004



Mr. Michael Umana
Chief Financial Officer
Saucony, Inc.
13 Centennial Drive
Peabody, MA 01960

Re: Amended and Restated Credit Agreement dated as of August 30, 2002, by and between Saucony, Inc. (the "Borrower"), as borrower and, as successor in interest to State Street Bank and Trust Company, HSBC Bank USA, National Association (the "Bank"), as agent for the lenders from time to time party thereto (as amended, the "Credit Agreement")

Gentlemen:

     The Borrower and the Bank hereby agree as follows:

     The definition of "Credit Termination Date" contained in Section 1.1 of the Credit Agreement is hereby amended to state as follows:

     "Credit Termination Date" shall mean August 31, 2005.

     This Letter Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which counterpart when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     This Letter Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

Mr. Michael Umara
August  31, 2004
Page Two



     The Borrower agrees that the Credit Agreement and all documents executed in connection therewith or pursuant thereto remain in full force and effect after giving effect to this Letter Agreement.

     Please confirm that the foregoing correctly sets forth our agreement by signing and returning the duplicate copy of this Letter Agreement enclosed herewith.

                                             Very truly yours,

                                             HSBC Bank USA, National Association


                                             By:   /s/ John V. Raleigh
                                                   Name:   John V. Raleigh
                                                   Title:     Vice President


ACCEPTED AND AGREED:

SAUCONY, INC.


By:     /s/ Michael Umana
     Name:   Michael Umana
     Title:     Chief Financial Officer







Cnw\agree\saucony2(baw)